EXHIBIT 24

POWER OF ATTORNEY

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Philip Hester, Sr., his Attorney-in-Fact, with full power of substitution, for him and in his name, place and stead, and in any and all capacities, to sign this Form 10-KSB and any amendment thereto, and to file the same, with exhibits thereto and such other documents in connection therewith, with the Securities and Exchange Commission, and hereby ratifies and confirms all that said Attorney-in-Fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



/s/ J. Philip Hester, Sr.                     /s/ Andrew M. Head
-------------------------                     ------------------
J. Philip Hester, Sr.                         Andrew M. Head
Chief Executive Officer, President and        Director
Director (principal executive officer)        March 29, 2006
March 29, 2006

/s/ Ralph Millard Bowen                       /s/ Bruce T. Howard
-----------------------                       -------------------
Ralph Millard Bowen                           Bruce T. Howard
Director                                      Director
March 29, 2006                                March 29, 2006

/s/ Marcus C. Byrd, Jr.                       /s/ David E. Johnson
-----------------------                       --------------------
Marcus C. Byrd, Jr.                           David E. Johnson
Director                                      Chairman of the Board of Directors
March 29, 2006                                March 29, 2006

/s/ Glennon C. Grogan                         /s/ Deborah F. McLeod
---------------------                         ---------------------
Glennon C. Grogan                             Deborah F. McLeod
Director                                      Chief Financial Officer (principal
March 29, 2006                                accounting officer) and Senior
                                              Vice President
/s/ James H. Grogan                           March 29, 2006
-------------------
James H. Grogan                               /s/ William A. McRae
Secretary and Director                        --------------------
March 29, 2006                                William A. McRae
                                              Director
/s/ Kim M. Mills                              March 29, 2006
----------------
Kim M. Mills
Director                                      /s/ Russell M. Wallace
March 29, 2006                                ----------------------
                                              Russell M. Wallace
                                              Director
                                              March 29, 2006